BANCREEK U.S. LARGE CAP ETF
SCHEDULE OF INVESTMENTS (Unaudited)
August 31, 2026

Common Stocks — 99.6%	Shares	Fair Value
Communications — 14.6%
AppLovin Corporation, Class A(a)	14,909	$4,652,503
Meta Platforms, Inc., Class A	11,256	6,442,258
Millicom International Cellular S.A.	69,316	6,499,068
Spotify Technology S.A.(a)	8,630	4,691,441
		22,285,270
Consumer Discretionary — 9.4%
Brinker International, Inc.(a)	20,054	4,582,339
Ralph Lauren Corporation	12,236	4,244,668
Royal Caribbean Cruises Ltd.	20,611	5,539,001
		14,366,008
Energy — 7.1%
Archrock, Inc.	144,063	4,540,866
TechnipFMC PLC	80,912	6,323,273
		10,864,139
Financials — 9.5%
Bank of New York Mellon Corporation (The)	28,997	4,676,636
Cboe Global Markets, Inc.	15,819	4,748,864
Interactive Brokers Group, Inc., Class A	51,565	5,016,759
		14,442,259
Health Care — 6.7%
Amneal Pharmaceuticals, Inc.(a)	341,729	5,970,005
Eli Lilly & Company	3,649	4,220,908
		10,190,913
Industrials — 20.4%
Amphenol Corporation, A	29,726	4,713,058
Argan, Inc.	8,878	3,773,061
Caterpillar, Inc.	5,762	4,595,022
Comfort Systems USA, Inc.	2,763	4,270,548
Mueller Industries, Inc.	74,018	4,619,463
Republic Services, Inc.	20,835	4,602,868
Vertiv Holdings Company, Class A	17,763	4,595,644
		31,169,664
Materials — 3.8%
Carpenter Technology Corporation	12,269	5,845,197

Technology — 22.3%
Broadcom, Inc.	17,102	6,333,555
Flex Ltd.(a)	40,783	4,455,543
InterDigital, Inc.	18,199	6,097,211
NVIDIA Corporation	28,303	6,248,736
Seagate Technology Holdings PLC	7,428	6,153,206
TTM Technologies, Inc.(a)	40,470	4,812,692
		34,100,943

Common Stocks — 99.6% (continued)	Shares	Fair Value
Utilities — 5.8%
NRG Energy, Inc.	39,606	$4,361,413
Vistra Corporation	33,016	4,535,408
		8,896,821

Total Common Stocks
(Cost $151,361,551)		152,161,214

Total Investments — 99.6%
(Cost $151,361,551)		152,161,214

Other Assets in Excess of Liabilities — 0.4%		567,321

Total Net Assets — 100.0%		$152,728,535

LTD	- Limited Company
PLC	- Public Limited Company
(a)	Non-income producing security.